Exhibit 10.11

BELMONT SAVINGS BANK

Two Leonard Street

Belmont, Massachusetts 02478-2511

DEFERRED COMPENSATION AGREEMENT

AGREEMENT made and entered into as of this 1st day of December, 1998, by and between Belmont Savings Bank, a Massachusetts savings bank corporation organized under Massachusetts General Laws, Chapter 168, with its principal office and place of business at Two Leonard Street, Belmont, Massachusetts (hereinafter referred to as the “Bank”) and S. Warren Farrell, an individual who is currently serving as a Trustee of the Bank (hereinafter referred to as the (“Trustee”).

WITNESSETH THAT:

WHEREAS, the Trustee serves as a trustee of the Bank and provides services of a unique and valuable nature to the Bank which services benefit the Bank and its customers; and

WHEREAS, the Bank recognizes the valuable and unique services heretofore performed for it by the Trustee and wishes to encourage his/her continued service as a Trustee; and

WHEREAS, the Trustee has expressed his/her need and desire for deferred compensation from the Bank for the purpose of providing security to him/her as a condition to his/her continued service with the Bank; and

WHEREAS, the parties hereto have agreed upon the terms and conditions set forth in this Agreement pursuant to which the Bank shall pay deferred compensation to the Trustee or his/her beneficiary, as applicable, following his/her death or the termination of his/her service as a Trustee, if earlier;

NOW, THEREFORE, in consideration of the promises hereinafter set forth, the parties hereto mutually covenant and agree as follows:

1. The Trustee may elect to defer some or all of his/her trustee fees which would otherwise be payable to him/her by the Bank; provided, however, the minimum amount of the deferrals elected for any one year shall be $5,000. Such deferral shall be in writing and on forms provided by the Bank or reasonably acceptable to the Bank and shall be delivered to the Plan Administrator (the Plan Administrator shall be the Board of Investment of the Bank). Such deferral election shall be made prior to the beginning of each calendar year. Any such election shall be effective for the calendar year to which it relates and all subsequent calendar years unless revoked or altered by the Trustee prior to the commencement of such subsequent calendar year. Once a calendar year has commenced, any election to alter or terminate the deferral of trustee fees shall not be effective until the beginning of the next calendar year. In the event that the Trustee desires to increase the amount of his/her deferrals for any calendar year, the amount of the increased deferral must be approved by the Board of Investment of the Bank.

2. Amounts so deferred pursuant to Section 1 hereof shall be credited to a deferred compensation account for the Trustee and shall be deemed to be invested in one or more Group Flexible Premium Variable Life Insurance Policies issued by Allmerica Financial Life Insurance and Annuity Company of which the Bank shall be the sole owner and beneficiary and which policy or policies shall insure the life of the Trustee. Each such policy shall provide a range of investments which may be selected by the Bank. The Trustee shall be entitled to designate which investment or investments the surrender value of the policy shall be invested in from time to time and the Bank shall be deemed to have made such investments within the policy. Any such designation of investment shall be in writing, on forms furnished by the Plan Administrator or reasonably acceptable to the Plan Administrator with any such designations or changes therein to be effective within a reasonable time after receipt thereof by the Plan Administrator. The Board of Investment may change the investment alternatives within such policy from time to time hereafter and in the event of any such change, shall notify the Trustee of the investment alternatives then available under the policy. Neither the Bank, the Plan Administrator, the Board of Investment, or any member thereof shall be liable for the results of any such investment nor the change of any such investment vehicle and the Trustee and his/her beneficiary agree to assume all risks in connection with the performance of any such investment and agree to the change of any such investment vehicle hereinafter made at the direction of the Board of Investment.

3. In the event that the Trustee elects to defer a portion of his/her trustee fees pursuant to Section 1 hereof and the Board of Investment elects to purchase a policy or policies of life insurance on the Trustee from Allmerica Financial Life Insurance and Annuity Company as described above, the Bank shall match the amount so deferred by the Trustee in each calendar year in such amount that the annual premium(s) paid for such policy or policies shall be sufficient to increase the Surrender Value of the policy or policies by the amount of the trustee fees deferred in such year by the Trustee.

4. In consideration of the Trustee’s agreement to defer trustee fees and remain in the service of the Bank, the Bank agrees to pay to the Trustee (or his/her beneficiary, if applicable) deferred compensation in the amount determined in Section 7 below for a period of 5 years from and after the date that the Trustee’s service as a Trustee terminates (“termination date”) with such deferred compensation to be payable as set forth in Section 7 hereof commencing on the first day of the calendar month following the month in which the Trustee’s termination date occurs.

5. The Bank further agrees that, in the event of the Trustee’s death prior to the completion of said 5 year period while receiving payments pursuant to Section 4 hereof, the Bank shall continue to make the remainder of said payments to the Trustee’s then living designated beneficiary, if any; if no living designated beneficiary survives the Trustee, then to the Trustee’s surviving spouse, if any; if the Trustee has no spouse at the time of his/her death, then to the living children of the Trustee, if any, in equal shares; and if there are no such living children, then to the Estate of the Trustee with such payments to continue during the remainder of said 5 year payout period.

6. In further consideration of the Trustee’s deferring trustee fees and remaining in its service as a Trustee, the Bank also agrees that, in the event of the death of the Trustee while still in the active service of the Bank, the Bank shall pay deferred compensation in the amount determined in Section 7 below to the then living designated beneficiary of the Trustee (if no living designated beneficiary survives the Trustee, then to the Trustee’s surviving spouse, if any; if the Trustee has no spouse at the time of his/her death, then to the living children of the Trustee, if any, in equal shares; and if there are no such living children, then to the Estate of the Trustee) for a period of 5 years from and after the date of the Trustee’s death, which deferred compensation shall be payable as set forth in Section 7 hereof commencing with the first day of the calendar month following the month in which the Trustee’s death occurs.

7. The aggregate amount of deferred compensation to be payable to the Trustee or his/her beneficiary as set forth above shall be calculated by the then Board of Investment of the Bank on the following basis:

(a) The Board of Investment shall first determine the Surrender Value of each Group Flexible Premium Variable Life Insurance Policy of Allmerica Financial Life Insurance and Annuity Company (as such Surrender Value is defined in each such Policy) which would have been purchased by the Bank had it acquired such Policy in accordance with the terms of Section 2 hereof and followed the investment directions of the Trustee as provided to the Bank from time to time by the Trustee as set forth in Section 2 hereof. Such calculation shall be made as of the Trustee’s termination date or death, as applicable (with respect to the Trustee’s death, said calculation shall be made as of the day prior to the Trustee’s death). The aggregate amount determined under this Section 7(a) shall then be paid to the Trustee or his/her beneficiary, as applicable, in 60 equal monthly payments subject to the adjustment set forth in Section 7(b) hereinafter set forth.

(b) The Bank shall pay interest on the amount determined under Section 7(a) above utilizing the most recently available monthly average yield on United States Treasury Securities adjusted to a constant maturity of five years as published by the Federal Reserve Board prior to the Trustee’s termination date or date of death, as applicable, with such interest rate to be redetermined annually thereafter on the anniversary of the Trustee’s termination date or date of death, as applicable. The monthly amount to be paid to the Trustee or his/her beneficiary, as applicable, shall be adjusted on each such anniversary date on a direct amortization basis utilizing the most recently determined interest rate and the remaining amount to be paid pursuant to Section 7(a) above.

(c) In addition to the amounts payable pursuant to Sections 7(a) and 7(b) hereof, the Trustee or his beneficiary, as applicable, shall be entitled to receive an additional payment annually which shall be equal to the amount that the federal and state income tax liability of the Bank is reduced as the result of the payment of deferred compensation hereunder, including the reduction resulting from the amounts payable under this Section 7(c), computed without regard to any carry back or carry forward resulting from such payments. The calculation of the annual payment due under this Section 7(c) shall be made utilizing the Bank’s tax year (currently a year ending on October 31 in each year). The Board of Investment shall determine the amount payable under this Section 7(c) in good faith at the end of each such tax year and the payment due under this Section 7(c) shall be made to the Trustee or his beneficiary, as applicable, no later than 30 calendar days following the later of the dates on which the (i) federal income tax returns for the Bank were filed with the Internal Revenue Service or the (ii) state income tax returns were filed with the Massachusetts Department of Revenue.

Notwithstanding the foregoing, no payments shall be due to the Trustee hereunder pursuant to the calculation required under Section 7(c) above unless on or prior to his/her termination date he/she has met one of the following:

(i) He/She was actively serving as a Trustee of the Bank on the date of his/her death;

(ii) He/She was totally and permanently disabled in that he/she was unable to perform substantially all of his/her duties as a Trustee of the Bank because of a physical or mental disability;

(iii) He/She had completed 5 full years of participation in the plan evidenced by this Agreement; or

(iv) He/She has attained his/her 55th birthday.

8. Nothing contained in this Agreement, and no action taken pursuant to its provisions by either party hereto shall create, or be construed to create, a trust of any kind, or a fiduciary relationship between the Bank and the Trustee, his/her designated beneficiary, other beneficiaries of the Trustee, or any other person. The payments to the Trustee or any beneficiary hereunder shall be made from assets which shall continue, for all purposes, to be part of the general assets of the Bank, and no person, other than the Bank, shall have, by virtue of the provisions of this Agreement, any interest in such assets. To the extent that any person acquires a right to receive payments from the Bank under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Bank. In the event that, in its sole discretion, the Bank purchases an insurance policy or policies insuring the life of the Trustee to fund, in whole or in part, its obligations hereunder, the Trustee and any beneficiary of the Trustee shall have no rights whatsoever therein; the Bank shall be the sole owner and beneficiary thereof and shall possess and may exercise all incidents of ownership therein.

9. The Board of Investment of the Bank shall have full power and authority to interpret, construe and administer this Agreement. The interpretation and construction of this Agreement by the Board of Investment of the Bank, and any action taken thereunder, shall be binding and conclusive upon all parties in interest. No member of the Board of Investment shall, in any event, vote upon or take any action in connection with this Agreement if he/she is the Trustee under this or any similar Agreement. No member of the Board of Investment shall, in any event, be liable to any person for any action taken or omitted to be taken in connection with the interpretation, construction or administration of this Agreement, so long as such action or omission to act is made in good faith.

10. Neither the Trustee, his/her spouse, nor any other beneficiary under this Agreement shall have any power or right to transfer, assign, anticipate, hypothecate or otherwise encumber any part or all of the amounts payable hereunder, nor shall such amounts be subject to seizure by any creditor of such Trustee or beneficiary, by a proceeding at law or in equity, and no such benefit shall be transferable by operation of law in the event of bankruptcy, insolvency or death of the Trustee, his/her spouse or any other beneficiary hereunder. Any such attempt at assignment or transfer shall be void and shall terminate this Agreement, and the Bank shall thereupon have no further liability hereunder.

11. The Board of Investment of the Bank is hereby designated as the named fiduciary under this Agreement. The named fiduciary shall have authority to control and manage the operation and administration of this Agreement, and it shall be responsible for establishing and carrying out a funding policy and method consistent with the objectives of this Agreement. The Board of Investment shall make all determinations as to rights to benefits under this Agreement, any decision by the Board of Investment denying a claim by the Trustee or his/her beneficiary for benefits under this Agreement shall be stated in writing and delivered or mailed to the Trustee or such beneficiary. Such decision shall set forth the specific reasons for the denial, written to the best of the Board’s ability in a manner that may be understood without legal or actuarial counsel. In addition, the Board shall afford a reasonable opportunity to the Trustee or such beneficiary for a full and fair review of the decision denying such claim.

12. Any reference to the Trustee’s beneficiary herein shall mean any beneficiary or beneficiaries entitled to payments hereunder with the singular to be treated as the plural where applicable in the event that there is more than one beneficiary entitled to payments with respect to the Trustee.

13. This Agreement may not be amended, altered, modified or terminated, except by a written instrument signed by the parties hereto, or their respective successors or permitted assigns, and may not be otherwise terminated except as provided herein or as required by an applicable law or order of any regulatory agency having authority over the Bank. Notwithstanding the foregoing, the Bank may, upon giving written notice to the Trustee, terminate the Trustee’s right to defer trustee fees hereunder at any time.

14. This Agreement shall be binding upon and inure to the benefit of the Bank and its successors and assigns, and the Trustee, his/her successors, permitted assigns, heirs, executors, administrators and beneficiaries.

15. Any notice, consent or demand required or permitted to be given under the provisions of this Agreement shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, return receipt requested, addressed to such party’s last known address as shown on the records of the Bank or, in the case of a notice sent to the Bank, to its principal office at Two Leonard Street, Belmont, Massachusetts 02178-2511, c/o Chairman of the Board.

16. This Agreement, and the rights of the parties hereunder, shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and shall be deemed to be under seal.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, in duplicate, as of the day and year first above written.

ATTEST:	BELMONT SAVINGS BANK

/s/ Raymond F. Shea	By:	/s/ W. Ronald Rossi
Clerk/Secretary		Title President & CEO

/s/ S. Warren Farrell
Trustee

BELMONT SAVINGS BANK

DEFERRED COMPENSATION AGREEMENT ELECTION FORM

I, S. Warren Farrell a Trustee of Belmont Savings Bank (“Bank”) who maintains a Deferred Compensation Agreement (“Agreement”) with said Bank hereby make the following elections:

I.	Base Salary Reduction.

Pursuant to the terms of my Deferred Compensation Agreement with the Bank, I hereby elect to defer, pursuant to the terms of Section 1 of the Agreement, $10,000.00 of my trustee fees, effective January 1, 1999.

I recognize that my election to defer shall be effective for the calendar year set forth in the immediately preceding paragraph and all calendar years thereafter until I amend or revoke the election. I recognize that any such amendment or revocation can only be effective as of the beginning of the calendar year following my delivery of such amendment or revocation to the Board of Investment of the Bank.

II.	Designation of Beneficiary.

I recognize that in the event of my death after deferred compensation payments have begun to be paid to me, that the remainder of said deferred compensation payments shall be made to my beneficiary(ies) as stated below or as determined pursuant to the terms of the Agreement. I further recognize that in the event of my death while actively serving as a Trustee of the Bank, my deferred compensation payments will be made to said beneficiary(ies). I hereby designate as my beneficiary(ies) the following:

1. Primary Beneficiary: Lois Farrell

2. Contingent Beneficiary if Primary Beneficiary(ies) is not alive on the date that a payment is due under the Agreement: Theodore Farrell, Stephen Farrell & Richard Farrell (In Equal Shares).

III.	Investment Election.

Pursuant to Section 2 of the Agreement, I hereby express my desire that ☒ the amount of my trustee fees deferrals which are paid to Allmerica Financial Life Insurance and Annuity Company shall be invested as set forth below ☐ that the amounts invested in said policy or policies be changed so as to be invested as set forth below:

Percentage		Description of Investment Vehicle

50%		Allmerica Select Growth
50%		Allmerica Equity Index
%
%
%
%
%
%
%
%

100%	Total (must be 100%)

I understand that the deemed investment election which I have made pursuant to the Agreement shall remain in effect until such time as I submit a new Investment Election to the Board of Investment and the Board of Investment has a reasonable time to act thereon. I recognize in accordance with Section 2 of the Agreement that the Board of Investment is not required to follow my investment elections and that such Board of Investment and any member thereof shall have no liability to me for the failure to so invest my salary deferrals.

Signed this 1st day of December, 1998

/s/ S. Warren Farrell
(Signature of Trustee)

S. Warren Farrell
(Print or Type Name of Trustee)

2 Leonard Street, Belmont, MA 02478 617-484-6700

78 Trapelo Road, Belmont, MA 02478 617-489-6714

277 Trapelo Road, Belmont, MA 02478 617-489-6722

550 Arsenal Street, Watertown, MA 02472 617-926-1114

53 Mount Auburn Street, Watertown, MA 02472 617-926-1325

First Amendment to Deferred Compensation Agreement

FIRST AMENDMENT TO DEFERRED COMPENSATION AGREEMENT is made and entered into as of this 18th of September 2003, by and between Belmont Savings Bank, a Massachusetts savings bank organized under Massachusetts General Laws, Chapter 168, with its principal office and place of business at Two Leonard Street, Belmont, Massachusetts (“Bank”) and S. Warren Farrell, an individual who is currently serving as a Trustee of the Bank (“Trustee”).

WITNESSETH THAT:

WHEREAS, the Bank and the Trustee entered into a Deferred Compensation Agreement dated Dec. 1, 1998, (“Agreement”); and

WHEREAS, the Bank and the Trustee wish to amend the Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the promises hereinafter set forth, the parties hereto mutually covenant and agree that the Agreement shall be amended as follows:

1.	Subsection 7(c) (both paragraphs) is hereby deleted in its entirety.

2.	In all other respects the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Deferred Compensation Agreement, in duplicate, as of the day and year first above written.

ATTEST:	Belmont Savings Bank

/s/ Raymond F. Shea	By:	/s/ W. Ronald Rossi
Clerk/Secretary Raymond F. Shea		Title President & CEO

/s/ S. Warren Farrell
Trustee S. Warren Farrell

Member FDIC
Member DIF	www.belmontsavings.com

Second Amendment to Deferred Compensation Agreement

SECOND AMENDMENT TO DEFERRED COMPENSATION AGREEMENT is made and entered into as of this 19th day, of December, 2005, by and between Belmont Savings Bank, a Massachusetts savings bank organized under Massachusetts General Laws, Chapter 168, with its principal office and place of business at Two Leonard Street, Belmont, Massachusetts (“Bank”) and S. Warren Farrell, an individual who serves the Bank as a Trustee (“Trustee”).

WITNESSETH THAT:

WHEREAS, the Bank and the Trustee entered into a Deferred Compensation Agreement dated December 1, 1998, which was amended by the First Amendment to Deferred Compensation Agreement (“Agreement”); and

WHEREAS, the Bank and the Trustee wish to amend the Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the promises hereinafter set forth, the parties hereto mutually covenant and agree that the Agreement shall be amended as follows:

1.	The last sentence of Section 1 of the Agreement is hereby deleted in its entirety.

2.	Section 2 of the Agreement is hereby deleted in its entirety and the following section substituted therefor:

“2. Effective December 19, 2005, amounts so deferred pursuant to Section 1 and earnings thereon have been calculated as set forth in Subsection 7(a) hereof and shall be credited to a deferred compensation account for the Trustee. Thereafter, the deferred compensation account of the Trustee shall be credited with interest monthly utilizing the monthly average yield on United States Treasury Securities adjusted to a constant maturity of five years as most recently published by the Federal Reserve Board prior to December 31st in each year. Interest shall be calculated during the following calendar year based upon the rate determined as of the prior December 31st utilizing the formula set forth in the immediately preceding sentence and shall be calculated on a daily basis, and compounded and credited monthly.

3.	Section 3 of the Agreement is hereby deleted in its entirety.

4.	Subsections 7(a) and (b) are hereby deleted in their entirety and the following substituted therefor:

“(a) Prior to December 19, 2005, the accrued benefit of the Trustee was determined by adding to the amount of Trustees fees which were deferred pursuant to Section 1 hereof the gains or losses experienced within a Group Flexible Premium Variable Life Insurance Policy of Allmerica Financial Life Insurance and Annuity Company based upon investment selections made by the Trustee. On December 19, 2005, after notice to the Trustee, the Bank surrendered said Policy and obtained the Surrender Value thereof which, effective as of said December 19, 2005 constitutes the deferred compensation account balance of the Trustee. Subsequent to said December 19, 2005, said deferred compensation account shall be increased by any Trustee fees deferred pursuant to Section 1 hereof thereafter and earnings calculated in accordance with Section 2 hereof.

“(b) The aggregate amount determined under Section 7(a) shall be paid to the Trustee or his beneficiary(ies), as applicable, upon the Trustee’s termination as a Trustee of the Bank or death in 60 consecutive monthly payments, subject to adjustment as set forth in Section 7(c) hereinafter set forth utilizing the payment schedule set forth in Section 4, 5 or 6 hereof, whichever is applicable.

4.	Section 7 of the Agreement is hereby amended by adding the following Subsection 7(c) thereto:

“(c) The Bank shall pay interest on the amount determined under Section 7(a) above utilizing the most recently available monthly average yield on United States Treasury Securities adjusted to a constant maturity of five years as published by the Federal Reserve Board prior to the Trustee’s termination date or date of death, as applicable, with such interest rate to be re-determined annually thereafter on the anniversary of the Trustee’s termination date or date of death, as applicable. The monthly amount to be paid to the Trustee or his/her beneficiary, as applicable, shall be adjusted on each such anniversary date on a direct amortization basis utilizing the most recently determined interest rate and the remaining amount to be paid pursuant to Section 7(a) above.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Deferred Compensation Agreement, in duplicate, as of the day and year first above written.

ATTEST:	Belmont Savings Bank

/s/ Raymond F. Shea	By:	/s/ John A. Citrano, CFO
Clerk/Secretary		Title

/s/ S. Warren Farrell
Trustee

BELMONT SAVINGS BANK

DEFERRED COMPENSATION AGREEMENT ELECTION FORM

I, S. Warren Farrell a Trustee of Belmont Savings Bank (“Bank”) who maintains a Deferred Compensation Agreement (“Agreement”) with said Bank hereby make the following elections:

I.	Base Salary Reduction.

Pursuant to the terms of my Deferred Compensation Agreement with the Bank, I hereby elect to defer, pursuant to the terms of Section 1 of the Agreement, $ 60,000 of my trustee fees, effective January 1, 2005.

I recognize that my election to defer shall be effective for the calendar year set forth in the immediately preceding paragraph and all calendar years thereafter until I amend or revoke the election. I recognize that any such amendment or revocation can only be effective as of the beginning of the calendar year following my delivery of such amendment or revocation to the Board of Investment of the Bank.

II.	Designation of Beneficiary.

I recognize that in the event of my death after deferred compensation payments have begun to be paid to me, that the remainder of said deferred compensation payments shall be made to my beneficiary(ies) as stated below or as determined pursuant to the terms of the Agreement. I further recognize that in the event of my death while actively serving as a Trustee of the Bank, my deferred compensation payments will be made to said beneficiary(ies). I hereby designate as my beneficiary(ies) the following:

1. Primary Beneficiary: Lois M. Farrell

2. Contingent Beneficiary if Primary Beneficiary(ies) is not alive on the date that a payment is due under the Agreement: Theodore Farrell, Stephen Farrell & Richard Farrell in equal shares.

BELMONT SAVINGS BANK

DEFERRED COMPENSATION AGREEMENT DEFERRAL FORM

BENEFICIARY DESIGNATION

I, S. Warren Farrell, a Trustee of Belmont Savings Bank (“Bank”) who maintains a Deferred Compensation Agreement (“Agreement”) with said Bank hereby make the following election:

Compensation Reduction

Pursuant to the terms of my Deferred Compensation Agreement with the Bank, I hereby elect to defer either 100% percent of $                 of my Trustee fees, effective January 1,

I recognize that my election to defer shall be effective for the calendar year set forth in the immediately preceding paragraph and all calendar years thereafter until I amend of revoke the election. I recognize that any such amendment or revocation can only be effective as of the beginning of the calendar year following my delivery of such amendment or revocation to the Board of Investment of the Bank.

Designation of Beneficiary

I recognize that in the event of my death after deferred compensation payments have begun to be paid to me, that the remainder of said deferred compensation payments shall be made to my beneficiary (ies) as stated below or as determined pursuant to the terms of the Agreement. I further recognize that in the event of my death while actively serving as a Trustee of the Bank, my deferred compensation payments will be made to said beneficiary (ies). I hereby designate as my beneficiary (ies) the following:

1.	Primary Beneficiary(ies) Lois M. Farrell

2.	Contingent Beneficiary if Primary Beneficiary(ies) is not alive on the date that a payment is due under the Agreement: Theodore Farrell, Stephen Farrell, Richard Farrell in equal shares

Signed this 23rd day of December,
in the year 2007.

/s/ S. Warren Farrell
/s/ John A. Citrano
Witness

BELMONT SAVINGS BANK

Two Leonard Street

Belmont, Massachusetts 02478-2511

THIRD AMENDMENT TO DEFERRED COMPENSATION AGREEMENT

This THIRD AMENDMENT TO DEFERRED COMPENSATION AGREEMENT is made and entered into as of this 18 day, of December, 2008, by and between Belmont Savings Bank, a Massachusetts savings bank organized under Massachusetts General Laws, Chapter 168, with its principal office and place of business at Two Leonard Street, Belmont, Massachusetts (“Bank”) and S. Warren Farrell, an individual who serves the Bank as a Trustee (“Trustee”).

WITNESSETH THAT:

WHEREAS, the Bank and the Trustee entered into a Deferred Compensation Agreement dated December 1, 1998, (“Agreement”); and

WHEREAS, the Bank and the Trustee wish to amend the Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the promises hereinafter set forth, the parties hereto mutually covenant and agree that the Agreement shall be amended as follows:

1. Section 2 of the Agreement is hereby deleted in its entirety and the following substituted therefor:

“2. Amounts so deferred pursuant to Section 1 and earnings thereon shall be credited to a deferred compensation account for the Trustee. Thereafter, the deferred compensation account of the Trustee shall be credited with interest monthly utilizing the Savings Bank Employee Retirement Association Discount Rate as most recently set by the Savings Bank Employee Retirement Association prior to December 31st in each year; provided that interest that accrues prior to December 31, 2008 shall accrue at a rate equal to the monthly average yield on United States Treasury Securities adjusted to a constant maturity of five years as most recently published by the Federal Reserve Board prior to December 31st in each year. Interest shall be calculated during the following calendar year based upon the rate determined as of the prior December 31st utilizing the formula set forth in the immediately preceding sentence and shall be calculated on a daily basis, and compounded and credited monthly.”

2. All other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this THIRD Amendment to Deferred Compensation Agreement, in duplicate, as of the day and year first above written.

ATTEST:	BELMONT SAVINGS BANK

/s/ Patricia W. Hawkins	By:	/s/ John A. Citrano, CFO
Clerk/Secretary	Title

/s/ S. Warren Farrell
Trustee

BELMONT SAVINGS BANK

Two Leonard Street

Belmont, Massachusetts 02478-2511

FOURTH AMENDMENT TO DEFERRED COMPENSATION AGREEMENT

This FOURTH AMENDMENT TO DEFERRED COMPENSATION AGREEMENT is made and entered into as of this 12 day of January, 2011, by and between Belmont Savings Bank, a Massachusetts stock savings bank subsidiary of BSB Bancorp MHC, with its principal office and place of business at Two Leonard Street, Belmont, Massachusetts (the “Bank”) and S. Warren Farrell, an individual who serves the Bank as a Director (the “Director”).

WITNESSETH THAT:

WHEREAS, the Bank and the Director entered into a Deferred Compensation Agreement dated December 1, 1998 (the “Agreement”); and

WHEREAS, the Bank and the Director wish to amend the Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the promises hereinafter set forth, the parties hereto mutually covenant and agree that the Agreement shall be amended as follows:

1. The phrase “a Massachusetts savings bank corporation organized under Massachusetts General Laws, Chapter 168,” in the introductory paragraph is hereby deleted and replaced with the following “a Massachusetts stock savings bank subsidiary of BSB Bancorp MHC”.

2. Section 2 of the Agreement is hereby deleted in its entirety and the following substituted therefor:

“2. Amounts so deferred pursuant to Section 1 and earnings thereon shall be credited to a deferred compensation account for the Director. Thereafter, the deferred compensation account of the Director shall be credited with interest monthly utilizing the Five (5) Year Certificate of Deposit Yield as published in the Wall Street Journal (hereinafter referred to as the “Wall Street Journal Yield”). If the Wall Street Journal Yield is not available, the Board of Directors of the Bank may calculate the rate of interest to be credited to the deferred compensation account of the Director based upon such other average Certificate of Deposit Yield or other method the Board of Directors of the Bank determines in its discretion. Interest shall be calculated during the following calendar year based upon the rate determined as of the prior December 31st utilizing the formula set forth in the immediately preceding sentence and shall be calculated on a daily basis, and compounded and credited monthly.”

3. The term “Trustee” in each place where it appears is hereby replaced with the term “Director”.

4. All other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment to Deferred Compensation Agreement, in duplicate, as of the day and year first above written.

ATTEST:	BELMONT SAVINGS BANK

/s/ Patricia W. Hawkins	By:	/s/ Robert M. Mahoney
Clerk/Secretary	Title	President & CEO

/s/ S. Warren Farrell
Director